EXHIBIT 10.33

ELEVENTH AMENDMENT TO
AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT

THIS ELEVENTH AMENDMENT TO AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT (the “Eleventh Amendment”) is made and entered into as of the 27th day of December, 2004, by and among (i) (a) UNITED FINANCIAL MORTGAGE CORP., an Illinois corporation with its principal place of business located at 815 Commerce Drive, Suite 100, Oak Brook, Illinois 60523 (“United”), and (b) VISION MORTGAGE GROUP, INC., a Wisconsin corporation with its principal place of business located at 3910 N. Mulford Road, Rockford, Illinois 61114 (“Vision”) (collectively, the “Company”), (ii) (a) NATIONAL CITY BANK OF KENTUCKY, a national banking association with a place of business located at 101 South Fifth Street, Louisville, Kentucky 40202 (“National City”), (b) BANK ONE, NA, a national banking association with its principal place of business located in Chicago, Illinois (“Bank One”), (c) COMERICA BANK, a Michigan banking corporation with its principal place of business located at 500 Woodward Avenue, MC: 3256, Detroit, Michigan 48226 (“Comerica”), (d) COLONIAL BANK, N.A., a national banking association with a principal place of business located at 201 E. Pine Street, Suite 730, Orlando, Florida 32801 (“Colonial”), and (e) HSBC BANK USA, NATIONAL ASSOCIATION, a national banking association with its principal place of business at One HSBC Center, 27th Floor, Buffalo, New York 14203 (“HSBC”) (National City, Bank One, Comerica, Colonial and HSBC are each individually referred to as a “Bank” and collectively as the “Banks”), and (iii) NATIONAL CITY BANK OF KENTUCKY, in its capacity as Agent for the Banks (in such capacity, the “Agent”).

P R E L I M I N A R Y S T A T E M E N T:

A. Pursuant to that certain Amended and Restated Warehousing Credit Agreement dated as of August 1, 2003, among the Company, the Banks party thereto and the Agent, as heretofore amended from time to time (the “Existing Credit Agreement”), the Agent and the Banks have established a warehousing line of credit facility in favor of the Company in the current, temporary maximum principal amount of One Hundred Forty Million Dollars ($140,000,000.00) (the “Warehouse Line”), for the purposes set forth therein.

B. The Company has now requested that the Agent and Banks amend the Existing Credit Agreement in order to extend the temporary increase in the maximum principal amount of the Warehouse Line to One Hundred Forty Million Dollars ($140,000,000.00) to and until the close of business on March 1, 2005.

C. The Agent and the Banks are willing to and desire to amend the Existing Credit Agreement in the manner described above, upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth in the Existing Credit Agreement and herein, and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Each capitalized term used herein, unless otherwise expressly defined herein, shall have the meaning set forth in the Existing Credit Agreement.

2. The following definitions, as contained in Article 1 of the Existing Credit Agreement, are hereby amended and restated in their entirety to read as follows:

“Total Warehouse Line Commitment” shall mean the total aggregate principal amount of all Warehouse Line Commitments as determined from time to time in accordance with the provisions of Article 2 and Article 11 of this Credit Agreement, and shall mean, as applicable, either (i) One Hundred Forty Million Dollars ($140,000,000.00) to and until the close of business on March 1, 2005, or (ii) One Hundred Ten Million Dollars ($110,000,000.00) from March 2, 2005 to and until the Termination Date, subject in each case to the right of the Company and the Agent in their sole, joint discretion to increase such amount by adding one or more Applicant Financial Institutions as a “Bank” or “Banks” hereunder, or as otherwise permitted under Section 11.1 hereof.

“Warehouse Line” shall mean the line of credit established by the Agent and Banks in favor of the Company under Article 2 of this Credit Agreement in the maximum principal amount of, as applicable, either (i) One Hundred Forty Million Dollars ($140,000,000.00) to and until the close of business on March 1, 2005, or (ii) One Hundred Ten Million Dollars ($110,000,000.00) from March 2, 2005 to and until the Termination Date, subject in each case to the right of the Company and the Agent in their sole, joint discretion to increase such amount by adding one or more Applicant Financial Institutions as a “Bank” or “Banks” hereunder.

“Warehouse Notes” shall mean, collectively, (i) that certain Amended and Restated Warehouse Promissory Note dated as of December 27, 2004, made by United and Vision, jointly and severally, payable to the order of National City, and in the face principal amount of Forty-Five Million Dollars ($45,000,000.00), a form of which is attached hereto as Exhibit C-1 and made a part hereof by this reference, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, (ii) that certain Amended and Restated Warehouse Promissory Note dated as of October 21, 2004, made by United and Vision, jointly and severally, payable to the order of Bank One, and in the face principal amount of Twenty-Five Million Dollars ($25,000,000.00), a form of which is attached hereto as Exhibit C-2 and made a part hereof by this reference, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, (iii) that certain Amended and Restated Warehouse Promissory Note dated as of December 27, 2004, made by United and Vision, jointly and severally, payable to the order of HSBC Bank USA, and in the face principal amount of Twenty-Five Dollars ($25,000,000.00), a form of which is attached hereto as Exhibit C-3 and made a part hereof by this reference, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, (iv) that certain Amended and Restated Warehouse Promissory Note dated as of December 27, 2004, made by United and Vision, jointly and severally, payable to the order of Comerica, and in the face principal amount of Twenty Million Dollars ($20,000,000.00), a form of which is attached hereto as Exhibit C-4 and made a part hereof by this reference, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, (v) that certain Amended and Restated Warehouse Promissory Note dated as of October 21, 2004, made by United and Vision, jointly and severally, payable to the order of Colonial, and in the face principal amount of Twenty-Five Million Dollars ($25,000,000.00), a form of which is attached hereto as Exhibit C-5 and made a part hereof by this reference, as the same may hereafter be amended, modified, renewed, replaced and/or restated from time to time, and (vi) when executed and delivered, any such additional Warehouse Promissory Note, made by the Company, payable to the order of any respective Applicant Financial Institution as shall be added as a “Bank” hereunder, and in the face principal amount of such Applicant Financial Institution’s Warehouse Line Commitment, substantially in the form of the Warehouse Promissory Note attached hereto as Exhibit C-1 (other than the amount thereof), as the same may thereafter be amended, modified, renewed, replaced and/or restated from time to time.”

3. The fourth sentence in the first paragraph of Section 2.1 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“The Total Warehouse Line Commitment is equal to, as applicable, either (i) One Hundred Forty Million Dollars ($140,000,000.00) to and until the close of business on March 1, 2005, or (ii) One Hundred Ten Million Dollars ($110,000,000.00) from March 2, 2005 to and until the Termination Date, and as may be increased in either case by the Company and the Agent in their sole, joint discretion by adding one or more Applicant Financial Institutions as a “Bank” or “Banks” hereunder, or as further permitted under Section 11.1 hereof.”

4. The Existing Credit Agreement is hereby amended by amending and restating Exhibits C-1, C-3, C-4 and H and Schedule 2.1 thereof to read in their entirety as set forth on Exhibits C-1, C-3, C-4 and H and Schedule 2.1 attached to this Eleventh Amendment and made a part hereof by this reference.

5. The Company represents and warrants that no Event of Default has occurred to date under the Existing Credit Agreement or any other Loan Document and that no Unmatured Event of Default currently exists under any of the Loan Documents.

6. This Eleventh Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of the same shall constitute one and the same instrument.

7. This Eleventh Amendment shall be effective as of the date of delivery to the Agent of each of the following: (i) this Eleventh Amendment and each of the other agreements and instruments referred to herein or related hereto, each duly executed by each of the parties thereto, (ii) the Amended and Restated Warehouse Promissory Notes related hereto, each duly executed and delivered by United and Vision, (iii) an authorizing resolution from the respective boards of directors from each of United and Vision, (iv) payment to each of the Banks of an amendment fee equal to $375.00, and (v) all such other security documents, opinions, instruments and certificates as may be required by Agent or its counsel in order to consummate the transactions contemplated herein.

8. This Eleventh Amendment and the related writings and the respective rights and obligations of the parties shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Kentucky.

9. This Eleventh Amendment shall be binding upon, and shall inure to the benefit of, the Company, the Banks and the Agent and their respective successors and assigns.

10. This Eleventh Amendment and the agreements, instruments and other documents referred to herein, constitute the entire agreement of the parties with respect to, and supersede all prior understandings of the parties with respect to the subject matter hereof. No change, modification, addition or termination of this Eleventh Amendment shall be enforceable unless in writing signed by the party against whom enforcement is sought.

11. Each of United and Vision hereby makes, declares, ratifies and/or reaffirms, as applicable, all of the representations, warranties, covenants, agreements and obligations set forth in the Existing Credit Agreement and each of the other Loan Documents, as amended and modified hereby, as each of the same apply to United and Vision individually or collectively as the Company, as applicable.

12. Notwithstanding anything to the contrary contained herein or in the Security Agreement or other Loan Documents, the term “Company” as used in the Security Agreement and each of the other Loan Documents shall have the meaning given to it in this Eleventh Amendment and shall mean United and Vision as joint and several co-borrowers and co-debtors, as applicable. Without limiting the generality of the foregoing, United and Vision expressly covenant and agree that pursuant to the amendments provided for in this Eleventh Amendment, (i) the pledge, assignment, transfer and grant of security interest set forth in the Security Agreement is made by both United and Vision, and (ii) the Collateral described in the Security Agreement shall include all of the right, title and interest of United and Vision in the property described therein. Further, United and Vision do hereby authorize the Agent, on behalf of the Banks, to, at any time and from time to time, file in any one or more jurisdictions financing statements that describe the Collateral (as such term shall apply to United and Vision as the collectively redefined “Company” herein), together with continuation statements thereof and amendments thereto, without the signature of either United or Vision and which contain any information required by the Kentucky Uniform Commercial Code or the Uniform Commercial Code, as revised, applicable to such jurisdiction for the sufficiency or filing office acceptance of any financing statements, continuation statements or amendments.

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IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Amendment to Amended and Restated Warehousing Credit Agreement to be duly executed as of the day and year first above written.

UNITED FINANCIAL MORTGAGE CORP.

By: _______________________________________

Title: ______________________________________

VISION MORTGAGE GROUP, INC.

By: _______________________________________

Title: ______________________________________

(collectively, the “Company”)

NATIONAL CITY BANK OF KENTUCKY

By: ______________________________________

Title: _____________________________________

Section 1.  BANK ONE, NA

By: ________________________________________

Title: _______________________________________

COMERICA BANK

By: ________________________________________

Title: _______________________________________

COLONIAL BANK, N.A.

By: ________________________________________

Title: _______________________________________

1.1  HSBC BANK USA, NATIONAL ASSOCIATION

By: ______________________________________

Title: _____________________________________

(collectively, the “Banks”)

NATIONAL CITY BANK OF KENTUCKY

By: _____________________________________

Title: ____________________________________

(the “Agent”)